Exhibit 10-3

FIRST AMENDMENT TO LOAN AGREEMENT

FOR CONSTRUCTION AND OTHER MATTERS

THIS FIRST AMENDMENT to Loan Agreement for Construction and other Matters is entered into this 18th day of May, 2010, by and between Pineapple House of Brevard, Inc., a Florida corporation (“Borrower”) and Branch Banking and Trust Company (“Lender”).

RECITALS

WHEREAS, Borrower and Lender previously entered into a Loan Agreement for Construction and other Matters dated November 18, 2005 (“Loan Agreement”); and,

WHEREAS, the parties desire to amend the Loan Agreement as provided herein;

NOW, THEREFORE, for good and valuable consideration, the parties agree as follows:

1. The foregoing recitals are true and correct and incorporated herein by reference.

2. The Note as defined in the Loan Agreement has been modified on even date. The principal balance of the Note will hereafter and for all purposes not exceed $881,000.00. The interest reserve is currently $106,791.08. Finally, the Note is hereinafter non-revolving.

3. The Loan Agreement is hereinafter revised to reflect the modification of the Note as set forth in Paragraph 2, hereof.

4. All the other terms and conditions of the Loan Agreement remain in full force and effect.

IN WITNESS WHEREOF, the undersigned have executed this instrument the date stated above.

Lender:		Borrower:
Branch Bank and Trust Company		Pineapple House of Brevard, Inc.

By:	/s/ Debra Pavlakos	By:	/s/ Stephen R. Wherry, Treasurer
	Debra Pavlakos, Senior Vice President		Stephen R. Wherry, Treasurer

CONSENT

The undersigned Guarantors hereby consent to the forgoing First Amendment.

IN WITNESS WHEREOF, the undersigned have executed this instrument the date stated above.

The Goldfield Corporation

By:	/s/ Stephen R. Wherry, S.V.P.
Stephen R. Wherry, Senior Vice President

Bayswater Development Corporation

By:	/s/ Stephen R. Wherry, Treasurer
Stephen R. Wherry, Treasurer

Oak Park of Brevard, Inc.

By:	/s/ Stephen R. Wherry, Treasurer
Stephen R. Wherry, Treasurer

Southeast Power Corporation

By:	/s/ Stephen R. Wherry, Treasurer
Stephen R. Wherry, Treasurer